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                                                           EXHIBIT 23.14

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the use of this Form S-4 Registration Statement of U.S. Office Products Company of our reports dated 7 September 1995 and 16 September 1994, relating to the financial statements of Whitcoulls Group Limited. We also consent to the reference to us under the caption
"Experts" in the Registration Statement.


/s/ Deloitte Touche Tohmatsu

DELOITTE TOUCHE TOHMATSU
September 1996
Auckland, New Zealand